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                                                                    Exhibit 10.1

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT dated as of this 11th day of December, 2003 ("Escrow Agreement") is by and among Sardy House, LLC, a Colorado limited liability company ("Sardy House"), North and South Aspen, L.L.C., a Colorado limited liability company which owns all 25 of the outstanding limited liability company membership interests of Sardy House ("North South"), W. G. Nielsen & Company, a Colorado corporation ("Underwriter"), and Computershare Trust Company, Inc., a Colorado corporation, as Escrow Agent ("Escrow Agent"). Collectively, Sardy House and North South are hereinafter referred to as the "Issuer."

                                   BACKGROUND

         A. The Issuer is conducting a public offering through the Underwriter of up to the total of 25 limited liability company membership interests of Sardy House ("Membership Interests") held by North South, which constitute all of the issued and outstanding Membership Interests.

         B. The offering is being conducted on a "best efforts, all or none" basis as to a minimum offering of seven (7) Membership Interests necessary to allow for complete repayment of the bank debt of up to $4,350,000 on the Sardy House property, the sale of which seven (7) Membership Interests must result in total proceeds of a minimum of $4,665,000 before any commissions and referral fees and excluding accrued interest on the bank debt to be repaid, and on a "best efforts" basis as to the remaining 18 Membership Interests up to the maximum offering of 25 Membership Interests. If a minimum of seven (7) Membership Interests are not sold by May 31, 2004, subject to extension for up to an additional 30 days, the offering will be terminated and all money received shall be returned to investors with interest within five (5) business days. Until the minimum offering is achieved, all funds received from investors shall be deposited into an interest bearing escrow account, with interest to be credited toward the final purchase price.

         C. In connection with the offering, Sardy House has filed a Registration Statement on Form SB-2 (Registration No. 333-105521) (together with all amendments thereto, the "Registration Statement") with the Securities and Exchange Commission (the "SEC").

         D. Persons who purchase Membership Interests in the offering will be required to do so pursuant to a Subscription Agreement, the form of which is attached as Exhibit A to this Escrow Agreement (the "Subscription Agreement") (such persons who purchase the Membership Interests pursuant to the Subscription Agreement are hereinafter referred to as the "Subscribers").

         E. In accordance with the Subscription Agreement, the Subscribers will be required to submit full payment for their investment in the Membership Interests at the time they return the executed Subscription Agreement to the Issuer or Underwriter.

         F. The offering price is $750,000 per Membership Interest. This price may be changed at any time after December 19, 2003. If the offering price is decreased it will be

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decreased for all purchasers, and if the offering price is increased it will be increased for all purchasers who have not as of that date executed Subscription Agreements and submitted Subscription Funds (as defined below).

         G. Issuer and Underwriter desire to establish an escrow account with Escrow Agent for the deposit of funds received from Subscribers in order to comply with Rule 10b-9 and Rule 15c2-4 of the rules promulgated by the SEC under the Securities Exchange Act of 1934.

         H. All payments for Subscriptions for Membership Interests ("Subscription Funds") and the executed Subscription Agreements received by Issuer or Underwriter shall be promptly forwarded, by no later than noon of the next business day after receipt, to Escrow Agent, and Escrow Agent has agreed to accept, hold and disburse such Subscription Funds deposited with it in accordance with the terms of this Escrow Agreement.

         I. In order to establish the escrow of Subscription Funds and to effect the consummation of the transactions contemplated by the Subscription Agreements, the parties hereto have entered into this Escrow Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

         1. Certain Definitions. The following terms shall have the following meanings when used herein:

         "Cash Investment" shall mean the number of Membership Interests subscribed for by a Subscriber multiplied by the Purchase Price (as defined below) per Membership Interest, as set forth in the Subscription Agreement submitted by such Subscriber.

         "Construction Loan Agreement" shall mean that certain Construction Loan Agreement dated March 28, 2003 among Sardy House, North South and WestStar Bank, as amended.

         "Effective Date" shall mean the date on which the Registration Statement is declared effective by the SEC.

         "Entire Offering" shall mean the sale of all 25 Membership Interests offered.

         "Escrow Account" shall mean the interest bearing account entitled "Computershare Trust Company, Inc., as Escrow Agent for Sardy House, LLC" established by the Escrow Agent with a bank.

         "Escrow Funds" shall mean the Subscription Funds deposited with Escrow Agent pursuant to this Escrow Agreement, together with any interest and other income thereon.

         "Escrow Period" shall have the meaning set forth in Section 3 of this Escrow Agreement.

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         "Maximum Offering Notice" shall mean a written notification, signed by the Issuer, which shall specify that: (a) subscriptions for the Entire Offering have been received and accepted; and (b) such subscriptions have not been withdrawn, rejected or otherwise terminated.

         "Membership Interests" shall have the meaning set forth in the Section of this Escrow Agreement titled "Background."

         "Minimum Offering" shall mean the sale of seven (7) Membership Interests, which shall result in the receipt of total Subscription Funds of a minimum of $4,665,000 before any commissions and referral fees, which total represents the total minimum Subscription Funds necessary to upon release from escrow enable North South to, as disclosed in the prospectus included in the Registration Statement, (a) pay all commissions and referral fees in connection with the sale of such Membership Interests and (b) completely repay the total indebtedness of the Issuer to WestStar Bank of up to $4,350,000 pursuant to the Construction Loan Agreement.

         "Minimum Offering Notice" shall mean a written notification, signed by the Issuer, which shall specify that: (a) subscriptions for the Minimum Offering have been received and accepted; and (b) such subscriptions have not been withdrawn, rejected or otherwise terminated.

         "Purchase Price" shall mean the purchase price for each Membership Interest as determined by the Issuer, which Purchase Price is initially $750,000 but may be changed by Issuer at any time after December 19, 2003. If the Purchase Price is decreased it shall be decreased for all purchasers, and if the Purchase Price is increased it shall be increased for all purchasers who have not as of that date executed Subscription Agreements and submitted Subscription Funds.

         "Subscribers" shall have the meaning set forth in the Section of this Escrow Agreement titled "Background."

         "Subscription Accounting" shall mean an accounting of all subscriptions for Membership Interests received and accepted by Issuer as of the date of such accounting, indicating for each subscription the Subscriber's name, address and taxpayer identification number, the number and total purchase price of subscribed Membership Interests, any withdrawal of such subscription by the Subscriber, any rejection of such subscription by the Issuers, or other termination, for whatever reason, of such subscription.

         "Subscription Funds" shall have the meaning set forth in the Section of this Escrow Agreement titled "Background."

         2. Appointment of and Acceptance by Escrow Agent and Establishment of Escrow Account. Issuer hereby appoints Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement. In accepting such appointment, Escrow Agent represents and warrants that it is a "bank," as that term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934.

         The parties hereto shall establish the Escrow Account. The Issuer and the Underwriter shall instruct Subscribers to make payments for Subscription Funds either by wire transfer or

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check payable to "Computershare Trust Company, Inc., as Escrow Agent for Sardy
House, LLC." Wire transfers shall be directed to the following account:

                  Bank:  Harris Trust and Savings Bank
                         Chicago, IL
                  ABA #:  071 000 288
                  Account #:  2295665
                  Account Name: Computershare Trust Company, Inc.
                                Sardy House Subscription
                                8066 Escrow Agent

Any check received that is made payable to a party other than Escrow Agent shall be returned to the person who submitted the check.

         3.       Deposits into Escrow Account and Escrow Period.

                  (a) Deposits into Escrow Account. After the Effective Date, Issuer and Underwriter shall forward to Escrow Agent, by no later than noon of the next business day after receipt, (i) the Subscription Funds and Subscription Agreements received by Issuer or Underwriter for deposit into the Escrow Account and (ii) the appropriate IRS Form W-9s or Form W-8s (or Escrow Agent's substitute forms therefor) for each Subscriber that are required to be executed and delivered by each Subscriber pursuant to the terms of the Subscription Agreement. Escrow Agent agrees to deposit into the Escrow Account, upon the receipt thereof, any and all Subscription Funds, including all checks and other instruments and monies payable to Escrow Agent as escrow agent therefor. Escrow Agent is hereby authorized to forward each check or other instrument for collection, and upon collection of the proceeds of each check or other instrument deposit the collected proceeds into the Escrow Account.

               ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST ISSUER UNTIL RELEASED TO ISSUER IN ACCORDANCE WITH
               SECTION 5(a) HEREOF.

                  No party shall accept any funds from Subscribers prior to the Effective Date. Upon receipt of any Subscription Funds which are not equal to the proper Cash Investment for such subscription or if a notice of insufficient funds has been received by Escrow Agent for a check for such Subscription Funds, Escrow Agent's sole obligation shall be to notify Issuer of such fact and to return such Subscription Funds to Issuer. If Issuer rejects any subscription for which the Escrow Agent has already deposited Subscription Funds into the Escrow Account, the Escrow Agent shall promptly issue a check payable to the Subscriber in the amount of the Subscriber's subscription check plus

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                  interest earned on such funds, after the Escrow Agent has
                  cleared such funds, and deliver such check to Issuer. Issuer shall promptly deliver such check to the Subscriber.

                  (b) Escrow Period for Minimum Offering. The escrow period (the "Escrow Period") with respect to the Minimum Offering shall begin at the later of the time that the Escrow Account is established or the Effective Date and shall terminate upon the earlier of the following to occur:

                           (i) The date upon which the Escrow Agent confirms that it has received the Minimum Offering Notice, and the Subscription Funds with respect to such Minimum Offering Notice have been deposited into the Escrow Account; or

                           (ii) 5:00 p.m. (Denver, Colorado time) on May 31, 2004, unless extended from time to time in writing by the Issuer and Underwriter for an additional number of days as described in the prospectus included in the Registration Statement, but not to be extended for more than an additional 30 days (as extended, the "Expiration Date"), if Subscription Funds with respect to the Minimum Offering have not been deposited into the Escrow Account by the Expiration Date; or

                           (iii) The date upon which Escrow Agent receives written notice from Issuer of a determination to terminate the offering prior to completion of the Minimum Offering.

                  (c) Escrow Period for Subscription Funds Received After Completion of Minimum Offering. The Escrow Period with respect to any Subscription Funds received and deposited into the Escrow Account after the Minimum Offering has been completed shall be as set forth in the provisions for such Subscription Funds in Section 5(a)(ii) of this Escrow Agreement.

         4. Investment of Escrow Funds. Prior to the disbursement of Escrow Funds pursuant to Section 5 of this Escrow Agreement, the Escrow Funds shall be invested only as directed in writing by Issuer. The Issuer may only direct investments in the following:

                  (a) short-term securities issued or guaranteed by the United States of America Government or of any agency thereof and backed by the full faith and credit of the United States of America;

                  (b) bank accounts or bank money-market accounts with commercial banks with capital, surplus and undivided profits aggregating in excess of $1 billion (based on the most recent financial statements of such bank which are then publicly available at the SEC or otherwise); or

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                  (c)      short-term certificates of deposit issued by a
                           commercial bank with a combined capital and surplus (or parent holding company of which has a combined capital and surplus) of at least $50,000,000.

         In the absence of specific written instructions by the Issuer, the Escrow Agent shall invest and reinvest the Escrow Funds in bank money-market accounts as set forth in paragraph (b) of this Section 4.

         5.       Disbursements of Escrow Funds.

                  (a)      Completion of Offering.

                           (i) Completion of Minimum Offering. Escrow Agent shall pay to North South by wire transfer the amount of the Escrow Funds equal to the Purchase Price multiplied by the number of Membership Interests purchased in the Minimum Offering, excluding interest and other income earned on the Escrow Funds, and deliver all documents and instruments, including certificates representing the Membership Interests for the Subscribers, no later than three (3) business days following receipt by Escrow Agent of the following items:

                           (1)      The Minimum Offering Notice;

                           (2) A Subscription Accounting, substantiating the sale of the Minimum Offering;

                           (3)      Subscription Agreements signed by all
                                    Subscribers;

                           (4) Certificates representing the Membership Interests for the Subscribers;

                           (5) Such other certificates, notices or other documents as Escrow Agent, in its discretion, shall reasonably require and shall have requested from Issuer in writing; and

                           (6)      Cleared Subscription Funds.

                  At such time that Escrow Agent pays to North South in accordance with the above terms the value of the Escrow Funds equal to the Purchase Price multiplied by the number of Membership Interests purchased in the Minimum Offering, excluding interest and other income earned on such Escrow Funds, Escrow Agent shall deliver to each Subscriber the certificate representing the Membership Interests purchased by such Subscriber. In addition, in order to credit the interest and other income earned on the Escrow Funds toward the final Purchase Price paid by the Subscribers for their Membership Interests, Escrow Agent shall at such time pay by check to each Subscriber such Subscriber's pro rata amount of interest and other income earned on the Escrow Funds represented by such Subscriber's Subscription Funds. Further, if the amount of Subscription Funds paid by any Subscriber and deposited into the Escrow Account exceeds the final Purchase Price for the Membership Interests purchased by such Subscriber, Escrow Agent shall include in the amount of the check to such Subscriber the amount by which

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                  the Subscription Funds paid by such Subscriber and deposited into the Escrow Account exceeds the final Purchase Price.

                  In connection with the completion of the Minimum Offering and the receipt of Escrow Funds from Escrow Agent in connection therewith, North South acknowledges that it is solely obligated and responsible for the application of such released funds to payment of any commissions and referral fees in connection with the sale of the Membership Interests and to complete repayment of the outstanding indebtedness of the Issuer to WestStar Bank under the Construction Loan Agreement, as disclosed in the prospectus included in the Registration Statement.

                           (ii) Subscription Funds Received After Completion of Minimum Offering. Commencing 14 days after the completion of the Minimum Offering, Escrow Agent shall pay to North South by wire transfer the amount of the Escrow Funds equal to the Purchase Price multiplied by the number of Membership Interests purchased after the completion of the Minimum Offering, excluding interest and other income earned on the Escrow Funds, no later than three (3) business days following receipt by the Escrow Agent of the items set forth in Sections 5(a)(i)(2), (3), (4), (5) and (6) above with respect to Subscription Funds received after the completion of the Minimum Offering (with the document set forth in Section 5(a)(i)(2) not subject to a requirement to re-substantiate the sale of the Minimum Offering).

                  At such time that Escrow Agent pays to North South in accordance with the above terms the value of the Escrow Funds equal to the Purchase Price multiplied by the number of Membership Interests purchased after completion of the Minimum Offering, excluding interest and other income earned on such Escrow Funds, Escrow Agent shall deliver to each Subscriber the certificate representing the Membership Interests purchased by such Subscriber. In addition, in order to credit the interest and other income earned on the Escrow Funds toward the final Purchase Price paid by the Subscribers for their Membership Interests, Escrow Agent shall at such time pay by check to each Subscriber such Subscriber's pro rata amount of interest and other income earned on the Escrow Funds represented by such Subscriber's Subscription Funds. Further, if the amount of Subscription Funds paid by any Subscriber and deposited into and remaining in the Escrow Account exceeds the final Purchase Price for the Membership Interests purchased by such Subscriber, Escrow Agent shall include in the amount of the check to such Subscriber the amount by which the Subscription Funds paid by such Subscriber and deposited into and remaining in the Escrow Account exceeds the final Purchase Price.

                  In connection with the receipt of Escrow Funds from Escrow Agent after the completion of the Minimum Offering, North South acknowledges that it is solely obligated and responsible for the application of such released funds to payment of

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                  any commissions and referral fees in connection with
                  the sale of the Membership Interests, as disclosed in the prospectus included in the Registration
                  Statement.

                  The foregoing process for Subscription Funds received after the completion of the Minimum Offering may be repeated every 14 days until receipt of the Maximum Offering Notice or the termination or expiration of the offering.

         Notwithstanding the foregoing, Escrow Agent shall not be obligated to disburse the Escrow Funds to North South if Escrow Agent reasonably believes that (i) Subscription Funds in full payment equal to the required Cash Investment based on the Purchase Price for that number of Membership Interests equal to or greater than the Minimum Offering have not been received, deposited with and collected by Escrow Agent, subject to the right of Issuer to consummate the sale of some, but not all, of the Membership Interests (subject to the Minimum Offering condition) or (ii) any of the certifications and opinions set forth in the documents furnished to Escrow Agent are incorrect or incomplete.

                  (b) Decrease in Purchase Price. If Issuer determines to decrease the Purchase Price after December 19, 2003, Issuer shall promptly give written notice to the Escrow Agent of such decrease in the Purchase Price, and, no later than ten (10) business days after the public announcement by Issuer of such decrease in the Purchase Price, Escrow Agent shall return to each Subscriber who submitted Subscription Funds based on the Purchase Price prior to such decrease and which Subscription Funds were deposited into and remain in the Escrow Account, by check and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by such Subscriber and deposited into the Escrow Account, plus interest and other income earned thereon.

                  (c) Termination of the Offering. No later than five (5) business days after the receipt by Escrow Agent of written notice from Issuer of a determination to terminate the offering and that there will be no closing or further closing of the sale of Membership Interests to Subscribers, Escrow Agent shall pay to each Subscriber, by bank draft and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by such Subscriber and deposited into the Escrow Account, plus interest and other income earned thereon.

                  (d) Rejection or Withdrawal of Subscriptions. No later than five (5) business days after receipt by Escrow Agent of written notice from Issuer that Issuer has rejected or permitted a withdrawal of any Subscription for which Subscription Funds have already been deposited into the Escrow Account by Escrow Agent, Escrow Agent shall pay to such Subscriber, by bank draft and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by such Subscriber and deposited into the Escrow Account, plus interest and other income earned thereon.

                  (e) Expiration of Offering Period. Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received the Minimum Offering Notice and cleared Subscription Funds therefore on or before the Expiration Date, Escrow Agent shall, within five (5) business days after such date and without any further instruction or

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         direction from Issuer, return to each Subscriber, by bank draft and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by such Subscriber and deposited into the Escrow Account, plus interest and other income earned thereon.

         6. Suspension of Performance or Disbursement into Court. If, at any time, there shall exist any dispute between Issuer, Underwriter, Escrow Agent, Subscribers or any other person with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if Issuer has not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  (a) Suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); and/or

                  (b) Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Denver, Colorado for instructions with respect to such dispute or uncertainty, and pay to such court all funds held by it for holding and disposition in accordance with the instructions of such court. In determining the resolution of such dispute or uncertainty, such court shall apply the laws of the State of Colorado.

         Escrow Agent shall have no liability to Issuer, Underwriter, Subscribers or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Account or any delay in or with respect to any action required or requested of Escrow Agent.

         7. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty
(30) days' prior written notice to Issuer, or may be removed by Issuer, with or without cause, at any time by Issuer giving prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein below. Upon any such notice of resignation or removal, Issuer shall appoint a successor Escrow Agent hereunder. If the Issuer shall fail to appoint a successor Escrow Agent within thirty (30) days after such notice of resignation or removal, the Escrow Agent shall have the right to deposit the Escrow Funds to a court of competent jurisdiction for the appointment of a successor Escrow Agent. Upon the acceptance in writing by a successor Escrow Agent of any appointment as Escrow Agent hereunder, such successor Escrow Agent shall thereupon succeed to and become vested with and subject to all the rights, powers, privileges, duties and obligations of the former Escrow Agent, and the former Escrow Agent shall be discharged from its duties and obligations under this

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Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any former Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.

         8.       Liability of Escrow Agent.

                  (a) Escrow Agent shall have no liability or obligation with respect to the Escrow Funds other than as set forth in this Escrow Agreement, except for any liability which may result from Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, whether bearing original, conformed or facsimile signatures, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same, and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds or any account in which the Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any Subscription Agreement with Subscribers or any other agreement between Issuer and/or Subscribers. Escrow Agent shall not be responsible or liable in any manner for the performance by Issuer or any Subscribers of their respective obligations under any Subscription Agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of Issuer, Underwriter or any third party (including any Subscriber) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Issuer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

                  (b) Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal

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         counsel selected by it that is binding upon it without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         9. Indemnification of Escrow Agent. From and at all times after the date of this Escrow Agreement, Issuer shall, except as otherwise hereinafter provided, to the fullest extent permitted by law, indemnify and hold harmless Escrow Agent and each officer, director, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of, arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer or Subscribers, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Issuer in writing and Issuer shall promptly assume and enter an appropriate defense for such Indemnified Party, including the employment of counsel (reasonably satisfactory to such Indemnified Party) and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Issuer shall be liable for and shall pay all such fees and expenses if (i) Issuer agrees to pay such fees and expenses, (ii) Issuer shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (iii) Issuer is the plaintiff in any such action or proceeding, or (iv) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and Issuer, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Issuer. All such fees and expenses payable by Issuer pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of Issuer under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

         10.      Compensation to Escrow Agent.

                  (a) Fees. Issuer shall pay to Escrow Agent the fees set forth in the attached Exhibit B to this Escrow Agreement.

                  (b) No Disbursements from Escrow Funds to Pay Escrow Agent or Other Parties. Escrow Agent is not authorized to disburse to itself or any other person from the Escrow Funds (i) any amounts due to Escrow Agent or any other party under this Section 10 or (ii) any amount Escrow Agent or any Indemnified Party is entitled to seek pursuant to Section 9 hereof. Notwithstanding the foregoing, Escrow Agent may hold Escrow Funds until its fees are paid by Issuer.

         11. Representations and Warranties. The Issuers make the following representations and warranties to Escrow Agent:

                  (a) Each Issuer is a limited liability company duly formed and validly subsisting under the laws of the State of Colorado, and each Issuer has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

                  (b) This Escrow Agreement has been duly approved by all necessary limited liability company action of each Issuer, including any necessary approval by the members of each Issuer, has been executed by duly authorized managers of each Issuer, and constitutes a valid and binding agreement of each Issuer, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights).

                  (c) The execution, delivery and performance by each Issuer of this Escrow Agreement will not violate, conflict with, or cause a default under the articles of organization or the operating agreement of either Issuer, any applicable law or regulation, any court order or administrative ruling or decree to which either Issuer is a party or any of its property is subject, or any agreement, contract, indenture or other binding arrangement to which either Issuer is a party or any of its property is subject.

                  (d) No party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                  (e) Each Issuer hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that Escrow Agent has investigated the desirability or advisability of investment in the Membership Interests or has approved, endorsed or passed upon the merits of the investment therein and that the name of Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Membership Interests other than to state that Escrow Agent has agreed to serve as Escrow Agent for the limited purposes set forth herein, as disclosed in the prospectus included in the Registration Statement.

                  (f) All of the representations and warranties of each Issuer contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposits to or disbursement from the Escrow Funds.

         12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be noticed as follows:

              If to Issuer:         North and South Aspen, L.L.C.
                                    c/o Hotel Lenado
                                    200 S. Aspen Street
                                    Aspen, Colorado 81611
                                    Attn: Mr. Daniel D. Delano
                                    Fax: (970) 925-3840

              With a copy to:       Roger V. Davidson, Esq.
                                    Ballard Spahr Andrews & Ingersoll, LLP
                                    1225 Seventeenth Street, Suite 2300
                                    Denver, Colorado 80202
                                    Fax: (303) 296-3956

         If to Underwriter:         W. G. Nielsen & Company
                                    3200 Cherry Creek South Drive, Suite 470
                                    Denver, Colorado 80209
                                    Attn: Mr. Wayne G. Nielsen
                                    Fax: (303) 830-6620

              With a copy to:       Philip A. Feigin, Esq.
                                    Rothgerber Johnson & Lyons LLP
                                    One Tabor Center, Suite 3000
                                    1200 Seventeenth Street
                                    Denver, Colorado 80202
                                    Fax: (303) 623-9222

         If to Escrow Agent:        Computershare Trust Company, Inc.
                                    350 Indiana Street, Suite 800
                                    Golden, Colorado 80401
                                    Attn: Corporate Trust
                                    Fax: (303) 262-0700
or to such other address as each party may designate for itself by like notice.

         13. Amendments or Waiver. This Escrow Agreement may be changed, waived or discharged only by a writing signed by all of the parties hereto. No delay or omission by any party in exercising any right with respect thereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         14. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

         15. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Colorado without giving effect to the principles or rules governing conflict of laws.

         16. Entire Agreement. This Escrow Agreement constitutes the entire agreement among the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in its entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

         17. Assignability. This Escrow Agreement shall not be assignable without the written consent of all of the parties hereto.

         18. Binding Effects. All of the terms of this Escrow Agreement, as it may be amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of Issuer, Underwriter, Subscribers and Escrow Agent.

         19. Execution in Counterparts. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

         20. Termination. This Escrow Agreement may be terminated at any time by a written document signed by all of the parties hereto. Upon the first to occur of (a) the disbursement of all amounts of Escrow Funds pursuant to
Section 5 hereof or (b) the disbursement of all amounts of Escrow Funds into a court pursuant to Section 6 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

         21. Dealings. Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell and deal in any of the securities of Issuer and become pecuniarily interested in any transaction in which Issuer may be interested, and contract and lend money to Issuer and otherwise act as fully and freely as though it were not Escrow Agent under this Escrow Agreement. Nothing herein shall preclude Escrow Agent from acting in any other capacity for the Subscribers or any other person or entity.

         22. Signatures by Facsimile. Any facsimile signature of any party hereto shall constitute a legal, valid and binding execution hereof by such party.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

ISSUER:

SARDY HOUSE, LLC,                           NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company        a Colorado limited liability company

     By: BLOCK 66, LLC,                     By: /s/ Daniel D. Delano
         a Colorado limited liability          ---------------------------------
         company,                               Daniel D. Delano, Manager
         its Manager

         By: /s/ Daniel D. Delano
            ---------------------------
              Daniel D. Delano, Manager

UNDERWRITER:

W. G. NIELSEN & COMPANY,
a Colorado corporation

By: /s/ Wayne G. Nielsen
   ------------------------------------
    Wayne G. Nielsen, President

ESCROW AGENT:

COMPUTERSHARE TRUST COMPANY, INC.,
a Colorado corporation,
as Escrow Agent

By: /s/ John M. Wahl
   ----------------------------
Name: John M. Wahl
Title: Corporate Trust Officer

By: /s/ Kellie Gwinn
   ----------------------------
Name: Kellie Gwinn
Title: Vice President

                                                                    Exhibit 10.1

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT dated as of _______________________, 200__ (the "Agreement") is by and among the undersigned subscriber (the "Subscriber"), Sardy House, LLC, a Colorado limited liability company (the "Company"), and North and South Aspen, L.L.C., a Colorado limited liability company ("North and South").

                                    RECITALS

         A. The Company and North and South are conducting a public offering (the "Offering") through W.G. Nielsen & Co. (the "Underwriter") of up to 25 units of the Company's assessable limited liability company membership interests (the "Membership Interests"), which allow for exclusive use of the Sardy House in Aspen, Colorado. Each Membership Interest is governed by the terms and conditions of the Company's Operating Agreement dated as of March 21, 2003, as amended (the "Operating Agreement"). All of the Membership Interests being offered are held by North and South.

         B. The Offering price is $750,000 per Membership Interest. This price may be changed at any time after December 19, 2003. If the price is decreased it will be decreased for all purchasers, and if the price is increased it will be increased for all purchasers who have not as of that date executed subscription agreements and submitted subscription funds.

         C. In connection with the Offering, the Company has filed a Registration Statement on Form SB-2 (Registration No. 333-105521) (together with all amendments thereto, the "Registration Statement") with the Securities and Exchange Commission (the "SEC"). As part of the Registration Statement, the Company has filed with the SEC a prospectus dated November 10, 2003 (the "Prospectus") which describes the Offering, the Membership Interests and the Company, and which contains disclosures of other important information for investors. The Registration Statement was declared effective by the SEC on November 10, 2003, and no stop order has been entered by the SEC as of the date hereof.

         D. As disclosed in the Prospectus, the Offering is being conducted on a "best efforts, all or none" basis as to a minimum of seven (7) Membership Interests necessary to allow for complete repayment of the bank debt of up to $4,350,000 on the Sardy House property, the sale of which seven (7) Membership Interests must result in total proceeds of a minimum of $4,665,000 before any commissions and referral fees and excluding accrued interest on the bank debt to the repaid, and on a "best efforts" basis as to the remaining 18 Membership Interests up to the maximum of 25 Membership Interests. If a minimum of seven (7) Membership Interests are not sold by May 31, 2004, subject to extension in the discretion of the Company, North and South and the Underwriter of up to an additional 30 days, the Offering will be terminated and all money received shall be returned to investors with interest within five (5) business days. Until the minimum is achieved, all funds received from investors shall be deposited into an interest bearing escrow account, with interest to be credited toward the final purchase price.

         E. The Subscriber desires to purchase one or more Membership Interests pursuant to the terms and conditions of the Offering as disclosed in the Prospectus, and pursuant to the terms and conditions of this Agreement, subject to acceptance of this Agreement by the Company and North and South in their sole discretion.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

         1. Subscription for Purchase of Membership Interests. The Subscriber hereby subscribes for and agrees to purchase from North and South a total of ___________ units of the Membership Interests, in exchange for cash in the amount of $750,000 per Membership Interest, or an aggregate purchase price of $__________________. In connection therewith, the Subscriber agrees to become a member of the Company, subject to all of the rights and obligations of a member under the Operating Agreement, and to execute and deliver a signature page to the Operating Agreement upon admission as a member of the Company.

         2. Payment for Purchase of Membership Interests. Full payment for the Membership Interests subscribed for under this Agreement shall be submitted by the Subscriber along with this Agreement to the Company or the Underwriter. Such payment shall be in the form of either a wire transfer or a check for the aggregate purchase price payable to "Computershare Trust Company, Inc., as Escrow Agent for Sardy House, LLC." A wire transfer shall be directed pursuant to wire transfer instructions that will be provided by the Company or the Underwriter upon the Subscriber's request. A check will be promptly forwarded to the escrow agent pursuant to the terms and conditions of an escrow agreement filed with the SEC as an exhibit to the Registration Statement and described in the Prospectus.

         3. Representations and Warranties by Subscriber. The Subscriber hereby makes the following representations and warranties to the Company and North and South:

                  (a) Receipt and Review of Prospectus and Operating Agreement. The Subscriber has received and carefully reviewed and considered the Prospectus and the Operating Agreement, which were delivered to the Subscriber at least five business days prior to the date of this Agreement. The Subscriber understands that neither the SEC nor any state securities regulator has approved or disapproved of the Membership Interests or determined if the Prospectus is truthful or complete. In making a decision to purchase the Membership Interests, the Subscriber has relied exclusively on the information contained in the Prospectus and the Operating Agreement.

                  (b) Investor Suitability. The Subscriber understands that an investment in the Membership Interests is suitable only for persons of substantial financial means who can afford not only the purchase price of the Membership Interests, but also unlimited future assessments and the possibility of a complete loss of their investment in the Membership Interests. Accordingly, the Subscriber represents and warrants that the Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act of 1933, as evidenced by the Subscriber's completion of the Accredited Investor Declaration attached hereto as Exhibit A, and that the Subscriber has the objective of making a long-term investment in the exclusive use program for the Sardy House property and is prepared to forego the use of the invested funds for an indefinite period of time. In addition, to facilitate a determination by the Underwriter that there are reasonable grounds for believing that the purchase of the Membership Interests hereunder is suitable for the Subscriber, the Subscriber represents and warrants that the information furnished by the Subscriber about the Subscriber's investment objectives, investment experience, income, net worth, financial situation, other investments, and other relevant information through completion of the Confidential Investor Questionnaire form attached hereto as Exhibit B is accurate and complete in all material respects.

                  (c) Subscriber Can Protect Own Interests. The Subscriber has such knowledge and experience in financial, investment and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Membership Interests and of making an informed decision in purchasing the Membership Interests.

                  (d) Membership Interests are Subject to Transfer Restrictions. The Subscriber understands that the Membership Interests are subject to certain right of first refusal transfer restrictions as set forth in the Operating Agreement, and cannot be resold except in compliance with the terms and conditions of the Operating Agreement. In addition, the Subscriber understands that certificates evidencing ownership of the securities comprising the Membership Interests will contain a legend providing that the transfer thereof is restricted, except in compliance with the Operating Agreement. The Subscriber also understands that there is no public trading market for the Membership Interests and that the Company does not expect any trading market for the Membership Interests to develop.

                  (e) Subscriber Purchasing Membership Interests for Own Account. The Subscriber is purchasing the Membership Interests for the Subscriber's own account, and not with a view to any resale or "distribution" of the Membership Interests within the meaning of the Securities Act of 1933.

                  (f) Subscriber Able to Bear Substantial Risks. The Subscriber is aware that an investment in the Membership Interests is subject to substantial risks as described in the Risk Factors section of the Prospectus. Those risk factors include the following:

                           (i) Neither the Company nor its affiliated manager nor the affiliate North and South has any prior experience operating the proposed type of exclusive use program for the Sardy House property.

                           (ii) Substantial reconstruction and renovation of the Sardy House property must be completed before the condition and amenities of the property will be as described in the Prospectus, and any delays in the completion of that project will delay the closing of the Offering.

                           (iii) There are significant limitations on the transferability of the Membership Interests, including the lack of any public market and rights of first refusal held by the Company and North and South under the Operating Agreement.

                           (iv) Investors will be subject to unlimited additional assessments, including assessments for operating expenses, repair reserves, capital improvements and operating deficits, and investors who fail to timely pay all assessments may forfeit their exclusive occupancy rights and be subject to other remedies.

                           (v) Investors may suffer a complete loss of their investment if other investors do not timely pay all required assessments.

                           (vi) If investors choose to rent out their exclusive occupancy weeks, they may be unable to successfully rent those weeks and the Company's affiliated manager will receive substantial compensation if the weeks are rented.

                           (vii) There are substantial conflicts of interest between the interests of investors and those of the Company, the manager, North and South and their affiliates, including the incentive to obtain satisfaction of the minimum Offering conditions to relieve affiliates' personal debt obligations, the operation of a competing hotel in Aspen and compensation arrangements for the renovation and management of the property and the rental of exclusive occupancy weeks.

                           (viii)   Investors will be purchasing their
                  Membership Interests for an aggregate purchase price that significantly exceeds the book value of the Membership Interests and the appraised value of the renovated property as a private residence, and investors will experience immediate and substantial dilution.

         The Subscriber understands these risks and is financially capable of bearing the economic risks and burdens of an investment in the Membership Interests, including the possibility of a complete loss of the entire investment. The Subscriber understands that the Operating Agreement right of first refusal transfer restrictions and the lack of public market for the Membership Interests may prevent the transfer of the Membership Interests in the amounts or at the times desired by the Subscriber. The Subscriber has adequate means of providing for the Subscriber's current needs and contingencies, and has no need for liquidity in the investment in Membership Interests.

                  (g) Realtor Referral. The Subscriber understands that, as disclosed in the Prospectus, in the event that the Subscriber was referred to the Company by a licensed real estate broker (a "Realtor"), a referral fee may be paid to such Realtor upon the completion of the sale of Membership Interests to the Subscriber under this Agreement. To ensure that any such referral, the completion of such sale and the payment of any such referral fee complies with securities laws, the Subscriber hereby represents and warrants that no Realtor has:

                           (i) made any offer to the Subscriber for the sale of Membership Interests or solicited any offer from the Subscriber for the purchase of Membership Interests, to the Subscriber's knowledge made any advertisements in connection with the Offering, or solicited the Subscriber as a new referral prospect with respect to the Membership Interests with whom the Realtor did not have a pre-existing relationship;

                           (ii) delivered to the Subscriber the Prospectus or any other materials in connection with the Offering, or directed any marketing or selling activities to the Subscriber with respect to the Membership Interests;

                           (iii) become involved in the sale or negotiation of the sale of a Membership Interest to the Subscriber, or in the preparation of any documentation required for such sale under applicable state law; or

                           (iv) made any statements or communications to the Subscriber in connection with the Offering other than notifying the Subscriber that the Subscriber may be contacted by representatives of the Company.

                  (h) Due Execution and Enforceability. All action on the Subscriber's part required for the due execution and delivery of this Agreement has been effectively taken, and this Agreement represents a valid and binding obligation of the Subscriber, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. If the Subscriber is not an individual, the execution and delivery by the Subscriber of this Agreement has been duly authorized by all necessary corporate or other action on behalf of the Subscriber, the performance of this Agreement will not constitute a breach or violation of, default under, or conflict with, the Subscriber's governing instruments, and the individual signing this Agreement on behalf of the Subscriber has been duly authorized by the Subscriber to do so. If the Subscriber is a natural person, the Subscriber is at least 21 years of age and has full legal capacity to enter into and perform his or her obligations under this Agreement.

                  (i) Residence. The residence or the office or offices of the Subscriber in which the Subscriber's investment decision with respect to this Agreement was made is or are located at the address of the Subscriber set forth on the signature page hereof.

         4. Continuing Effect of Representations and Warranties. The representations and warranties set forth in Section 3 hereof shall be true and correct as of the date hereof and as of the date of the release of funds from escrow for the purchase by the Subscriber of the Membership Interests hereunder and the admission of the Subscriber as a member of the Company. If in any respect such representations and warranties are not true and accurate prior to the release of funds from escrow and the admission of the Subscriber as a member of the Company, the Subscriber shall give immediate written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

         5. Acceptance of Subscription Subject to Discretion. The Subscriber understands that this Agreement may be accepted or rejected by the Company and North and South in their sole discretion.

         6. Limited Power of Attorney to Admit Subscriber as Member of Company. The Subscriber hereby appoints Daniel D. Delano, who is the Company's Secretary and Treasurer, to act as the Subscriber's agent and true and lawful attorney-in-fact in the Subscriber's name, place and stead with power and authority to admit the Subscriber as a member of the Company and to execute any and all instruments on behalf of the Subscriber that may be required to effect the admission of the Subscriber as a member of the Company or to otherwise comply with applicable law regarding the Subscriber's status as a member of the Company.

         7. Certification of Taxpayer Identification Number. The Subscriber shall execute and deliver herewith an appropriate IRS Form W-9 or Form W-8 (or the escrow agent's substitute forms therefor if furnished to the Subscriber by the Company or the Underwriter) with respect to the certification of the Subscriber's Taxpayer Identification Number and backup withholding status.

         8. Binding Agreement. The Subscriber agrees that this Agreement, upon acceptance by the Company and North and South, is and shall be irrevocable. This Agreement shall be binding upon the heirs, executors, administrators and successors of the Subscriber.

         9. Assignability. This Agreement is not transferable or assignable by the Subscriber.

         10. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, or one (1) day after delivery to any overnight courier. For purposes of notice, the addresses of the parties shall be as follows:

         If to the Company/North and South: Sardy House, LLC/North and South
                                            Aspen, L.L.C.
                                            c/o Hotel Lenado
                                            200 S. Aspen Street
                                            Aspen, Colorado 81611
                                            Attn: Mr. Daniel D. Delano

         If to the Subscriber:              At the address of the Subscriber set
                                            forth on the signature page hereof.

         11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado, without regard to any conflicts of laws provisions thereof.

         12. Venue. Any suit, action or proceeding arising out of or relating to this Agreement shall be brought and maintained in a court or other appropriate forum of competent jurisdiction located in Denver, Colorado. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have, to the laying of venue of any such suit, action or proceeding brought or maintained in a court or other appropriate forum of competent jurisdiction located in Denver, Colorado, and any claim that any such suit, action or proceeding has been brought or maintained in an inconvenient forum.

         13. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

         14. Severability. To the extent that any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         15. Execution in Counterparts. This Agreement may be executed in counterparts and signature pages may be delivered by facsimile transmission.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on the date set forth on the following applicable signature page hereof.

         The Subscriber desires to take title in the Membership Interests as follows (check one):

                  ___ (a) Individual (one signature required on Page 9),

                  ___ (b) Joint Tenants with right of survivorship (both parties must sign on Page 10),

                  ___ (c) Tenants in Common (both parties must sign on Page 10),

                  ___ (d) Trust (Trustee(s) must sign on Page 11),

                  ___ (e) Partnership (general partner(s) must sign on Page 12),

                  ___ (f) Corporation (authorized officer must sign on Page 13),
                          or

                  ___ (g) Limited Liability Company (authorized party must sign on Page 14).

         The exact spelling of the names(s) under which title to the Membership Interests shall be taken is:

                                 SIGNATURE PAGE
                           FOR INDIVIDUAL SUBSCRIBERS

SUBSCRIBER

______________________________
Signature

______________________________
Social Security Number

______________________________
Print or Type Name

Residence Address:

______________________________
______________________________
______________________________

Executed this ______ day of _______________, 200__.

Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By: _______________________________
      Daniel D. Delano, Manager

SARDY HOUSE, LLC,
a Colorado limited liability company

By: BLOCK 66, LLC,
    a Colorado limited liability company,
    its Manager

    By: _____________________________
          Daniel D. Delano, Manager

Executed this _______ day of ______________, 200__.

                                 SIGNATURE PAGE
                             FOR SUBSCRIBERS WHO ARE
                       JOINT TENANTS OR TENANTS IN COMMON

SUBSCRIBER                                  SUBSCRIBER

______________________________              ______________________________
Signature                                   Signature

______________________________              ______________________________
Social Security Number                      Social Security Number

______________________________              ______________________________
Print or Type Name                          Print or Type Name

Residence Address                           Residence Address

______________________________              ______________________________
______________________________              ______________________________
______________________________              ______________________________

Executed this ___ day of _________, 200__.  Executed this ___ day of _________, 200__.

Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By: _______________________________
      Daniel D. Delano, Manager

SARDY HOUSE, LLC,
a Colorado limited liability company

By: BLOCK 66, LLC,
    a Colorado limited liability company,
    its Manager

    By: ___________________________
         Daniel D. Delano, Manager

Executed this ____ day of _________, 200__.

                                 SIGNATURE PAGE
                              FOR TRUST SUBSCRIBERS

TRUST

_________________________________________________________________
Name of Trust (Please print or type)

_________________________________________________________________
Name of Trustee (Please print or type)

_________________________________________________________________
Date Trust was formed

By:_______________________________________________________________
   Trustee's Signature

Taxpayer Identification Number: _____________________________

Trustee's Address: ________________________________________
                   ________________________________________
                   ________________________________________

Executed this ______ day of ___________, 200__.

Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By: _______________________________
      Daniel D. Delano, Manager

SARDY HOUSE, LLC,
a Colorado limited liability company

By: BLOCK 66, LLC,
    a Colorado limited liability company,
    its Manager

    By: ___________________________
         Daniel D. Delano, Manager

Executed this ____ day of _________, 200__.

                                 SIGNATURE PAGE
                           FOR PARTNERSHIP SUBSCRIBERS

PARTNERSHIP

_________________________________________________________________
Name of Partnership (Please print or type)

By: ____________________________________________________________
    Signature of a General Partner

By: ____________________________________________________________
    Signature of Additional General Partner
    (if required by partnership agreement)

Taxpayer Identification Number: _______________________

Partnership's Address:  _______________________________
                        _______________________________
                        _______________________________

Executed this ______ day of _____________, 200__.

Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By: _______________________________
      Daniel D. Delano, Manager

SARDY HOUSE, LLC,
a Colorado limited liability company

By: BLOCK 66, LLC,
    a Colorado limited liability company,
    its Manager

    By: _____________________________
         Daniel D. Delano, Manager

Executed this ____ day of _________, 200__.

                                 SIGNATURE PAGE
                            FOR CORPORATE SUBSCRIBERS

CORPORATION

________________________________________________________________
Name of Corporation (Please print or type)

By: ____________________________________________________________
    Signature of Authorized Officer

Printed Name: __________________________________________________

Title: _________________________________________________________

Taxpayer Identification Number:  _____________________________

Corporation Address: _____________________________
                     _____________________________
                     _____________________________

Executed this _______ day of ________________, 200__.

Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By: _______________________________
      Daniel D. Delano, Manager

SARDY HOUSE, LLC,
a Colorado limited liability company

By: BLOCK 66, LLC,
    a Colorado limited liability company,
    its Manager

    By: ____________________________
         Daniel D. Delano, Manager

Executed this ____ day of _________, 200__.

                                 SIGNATURE PAGE
                    FOR LIMITED LIABILITY COMPANY SUBSCRIBERS

LIMITED LIABILITY COMPANY

________________________________________________________________
Name of Limited Liability Company (Please print or type)

By: ____________________________________________________________
    Signature of Authorized Party

Printed Name: __________________________________________________

Title: _________________________________________________________

Taxpayer Identification Number:  _____________________________

Company Address: _____________________________
                 _____________________________
                 _____________________________

Executed this _______ day of ________________, 200__.

Accepted:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

By: _______________________________
      Daniel D. Delano, Manager

SARDY HOUSE, LLC,
a Colorado limited liability company

By: BLOCK 66, LLC,
    a Colorado limited liability company,
    its Manager

    By: ___________________________
         Daniel D. Delano, Manager

Executed this ____ day of _________, 200__.

                                                                    Exhibit 10.1

                                                                       EXHIBIT A

                         ACCREDITED INVESTOR DECLARATION

         The undersigned represents that the undersigned qualifies as an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), because the undersigned is:

______   (1)      A natural person whose individual net worth, or joint net
                  worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

______   (2)      A natural person who had an individual income in excess of
                  $200,000 in each of the two most recent years, or joint income with that person's spouse of $300,000 in each of those years, and has a reasonable expectation of reaching those levels in the current year;

______   (3)      A trust, with total assets in excess of $5,000,000, not
                  formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section (b)(2)(ii) of Rule 506 of Regulation D under the Securities Act;

______   (4)      A corporation, organization described in Section 501(c)(3)
                  of the Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

______   (5)      An entity in which all of the equity owners are accredited investors;

______   (6)      A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange
                  Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act;
                  a Small Business Investment Company licensed by the U.S. Small
                  Business Administration under Section 301(c) or (d) of the
                  Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income
                  Security Act of 1974 ("ERISA") if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

______   (7)      A private business development company as defined in Section
                  202(a)(22) of the Investment Advisers Act of 1940; or

______   (8)      A director, executive officer, or general partner of the
                  issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

Date:                      _________________, 200__

Signed:                    _________________________________________

                           By: _____________________________________
                           Printed Name: ___________________________
                           Title: __________________________________

Address:                   _________________________________________
                           _________________________________________
                           _________________________________________
                           _________________________________________

Tax Identification Number: _________________________________

                                                                    Exhibit 10.1

                                                                       EXHIBIT B

                                SARDY HOUSE, LLC

               Confidential Investor Questionnaire For Individuals

         The primary purpose of this Confidential Investor Questionnaire is to assure Sardy House, LLC, a Colorado limited liability company (the "Company") and W.G. Nielsen & Co. (the "Underwriter") that the prospective investor in the Units (the "Units" or the "Securities") of the Company will be eligible to invest in the Securities.

         Please print or type your answers. If the answer to any questions is "No" or "Not Applicable," please so state. Please provide information for all subscribers, using separate questionnaires if necessary. Please do not combine or consolidate financial information of co-subscribers, except that of your spouse.

         Except as set forth herein, your answers will at all times be kept confidential. By signing this Confidential Investor Questionnaire, however, you understand and agree that (i) the Underwriter is relying on the accuracy, truth and completeness of your representations and statements set forth in your response in this Confidential Investor Questionnaire, the Subscription Agreement and any other document delivered by you to the Company and Underwriter in determining whether the offer and sale of the Securities comply with applicable federal and state securities laws, (ii) if your representations and statements are not accurate, truthful and complete, you or the Company, or both, may be found to be in violation of federal or state securities laws, and (iii) the Company and Underwriter may present this Confidential Investor Questionnaire, and other documents delivered by you to the Company or Underwriter, to the appropriate parties if the Company or Underwriter is called upon to establish the availability of exemptions from registration and other compliance with federal and state securities laws and for other appropriate purposes.

         The entire Confidential Investor Questionnaire For Individuals, consisting of PART I and PART II, must be completed by all individual Investors.

                                     PART I

1.       General Information

                  Name of Investor: ____________________________________________

If ownership of the Securities will be held in the name of two or more individuals, complete the following information for each of the other co-owners:

Name: __________________________________________________________________________

Home Address: __________________________________________________________________

________________________________________________________________________________

Mailing Address (complete if different from home address below):

________________________________________________________________________________

Relationship to subscriber:            _____ Spouse _____ Parent

                                       _____ Child  _____ Other Blood Relative

                                       _____ Other (please specify)

                                       _________________________________________

2.       Employment and Business Information

         Occupation or Profession: _____________________________________________

         Name of Current Employer: _____________________________________________

         Business Address: _____________________________________________________

         _______________________________________________________________________

         Business Telephone: ___________________________________________________

         Current Position or Title: ____________________________________________

         Principal Responsibilities: ___________________________________________

         _______________________________________________________________________

         Period Employed by Current Employer: __________________________________


3.       Investment Objectives (Subscriber, Not Custodian):

Order of INVESTMENT OBJECTIVES of Subscriber                 Secondary Residence Opportunity:              ______
[or of minor(s), not custodian]: Number
preferences from 1 (most preferred) to 3                     Long Term Capital Appreciation:               ______
(least preferred). Reminder: This investment
is most appropriate for persons seeking                                      Current income:               ______
primarily a long-term secondary residence
opportunity and secondarily possible long-term                                     Liquidity:              ______
capital appreciation associated with such
residence.                                                                            Other:               ______

4.       Financial Information

         a.       Annual income:            $_____________________

         b.       Net Worth:                $_____________________

         c. Do you have adequate means of providing for your current needs and personal contingencies and no need for liquidity for your investment?

                  Yes ____          No _____

           d. Are you able to bear the economic risk of an investment in the Company of the size contemplated, including a complete loss of your investment?

                  Yes ____          No_____

5.       Educational Background

                                    MAJOR (AREA OF
COLLEGE OR UNIVERSITY                   STUDY)                   DEGREE(S)
__________________________         _______________            ______________

__________________________         _______________            ______________

__________________________         _______________            ______________

6.       Business Experience

         Please provide details of any professional licenses, registrations or other training or experience (including courses or seminars attended) in financial, business or tax matters:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

7.       Ability to Make Investment Decisions

           a. Do you have such knowledge and experience in financial matters that you are capable of evaluating the merits and risks of your prospective investment in the Company?

                  Yes ______                No ______

           b. If the answer to (a) is No, do you intend to use a purchaser representative together with whom you would be capable of evaluating the merits and risks of your prospective investment in the Company?

                  Yes _____                 No _____

                                     PART II

                       (To Be Completed By All Investors)

8.       Prior Investments

           Have you previously purchased securities in a private placement or securities which were otherwise subject to substantial limitations on transferability?

           Yes _____                  No _____

           Have you previously invested in private companies, speculative ventures or ventures with no history of earnings from operations?

           Yes _____                  No _____

Other Investments:                                                             Current Market Value
------------------                                                             --------------------
a.       Real estate, other than principal residence (directly or

         through partnerships or other entities managed by others)             ___________________

b.       Tax shelter programs (real estate, leasing, oil & gas, cattle)        ___________________

c.       Marketable securities (stocks, bonds, debentures, notes, cash)        ___________________

d.       Speculative or venture capital investments                            ___________________

e.       Other private investment funds (hedge funds, commodity pools)         ___________________

9.       Purchaser Representative

           Do you intend to use the services of a Purchaser Representative in connection with evaluating the merits and risks of an investment in the Company?

           Yes _____                  No _____

                  If "Yes", please state the name of the Purchaser
                  Representative:

                  ______________________________________________________________

10.      Taxable Year (check one): [ ] Calendar Year

                                   [ ] Fiscal Year Ending ____________________

11.      Agreements

           The undersigned hereby understands, represents, warrants and agrees to the following:

           a. The information contained in this Confidential Investor Questionnaire is true, complete and accurate and may be relied upon by the Underwriter in determining the undersigned's suitability as a purchaser of the Securities of the Company and in establishing compliance with federal and state securities laws;

         b. The undersigned understands that any information contained in this Confidential Investor Questionnaire that is untrue, incomplete or inaccurate may result in the undersigned or the Company, or both, being in violation of federal and state securities laws, and that by subscribing to purchase the Securities of the Company and executing this Confidential Investor Questionnaire and the Subscription Agreement contained in this Subscription Packet, the undersigned is agreeing to indemnify the Company and Underwriter from damages arising from those statements or from other matters;

         c. The undersigned understands that a false statement or representation may constitute a violation of law, and that any person who suffers damage as a result of a false statement or representation, may have claims against the undersigned for damages;

         d. The undersigned will notify the Underwriter immediately of any material change in any of such information occurring prior to the acceptance of the undersigned's subscription;

         e. The undersigned understands that the Underwriter may request further information in order to determine the suitability of the undersigned's subscription and in establishing compliance with federal and state securities laws. The undersigned shall furnish this additional information promptly if the undersigned desires to have the undersigned's subscription considered further; and

         f. The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any questions hereunder.

                  IN WITNESS THEREOF, the undersigned has completed the foregoing statements and executed this Confidential Investor Questionnaire this _____ day of __________, 200_.

         _____________________________               ___________________________
         Signature of Investor                       Printed name of Investor

         _____________________________               ___________________________
         Signature of co-owner (if interest to       Print name of co-owner (if
         be purchased in joint name or as            interest to be purchased in
         community property)                         joint name or as community
                                                     property)

                                SARDY HOUSE, LLC

                Confidential Investor Questionnaire for Entities

The primary purpose of this Confidential Investor Questionnaire is to assure Sardy House, LLC, a Colorado limited liability company (the "Company") and W.G. Nielsen & Co (the "Underwriter"), that the prospective Investor in the Units (the "Units" or the "Securities") of the Company will be eligible to invest in the Securities.

Please print or type your answers. If the answer to any question is "No" or "Not Applicable," please so state. Please provide information for all subscribers, using separate questionnaires if necessary. Please do not combine or consolidate financial information of co-subscribers.

Except as set forth herein, your answers will at all times be kept confidential. By signing this Confidential Investor Questionnaire, however, you understand and agree that (i) the Underwriter is relying on the accuracy, truth and completeness of your representations and statements set forth in your responses to this Confidential Investor Questionnaire, the Subscription Agreement and any other document delivered by you to the Company and Underwriter in determining whether the offer and sale of the Securities comply with applicable federal and state securities laws, (ii) if your representations or responses are not accurate, truthful and complete, you or the Company, or both, may be found to be in violation of federal and state securities laws, and (iii) the Company and Underwriter may present this Confidential Investor Questionnaire, and other documents delivered by you to the Company and Underwriter, to the appropriate parties if the Company or Underwriter is called upon to establish the availability of exemptions from registration and other compliance with federal and state securities laws and for other appropriate purposes.

The entire Confidential Investor Questionnaire, consisting of PART I, PART II and PART III, must be completed by all Investors.

PARTNERSHIPS, CORPORATIONS, OTHER ENTITIES AND TRUSTS: If the Investor is a partnership, this Confidential Investor Questionnaire should be completed by a general partner of the partnership. If the Investor is a corporation or other type of entity, this Confidential Investor Questionnaire should be completed by the authorized officer or other person who is empowered to make the investment decision on behalf of the corporation or other type of entity. If the Investor is a trust, this Confidential Investor Questionnaire should be completed by the trustee or the trustee's authorized representative. If the Investor is a limited liability company (an "LLC"), this Confidential Investor Questionnaire should be completed by the manager or the managing member of the LLC. In addition, each partner of an investing partnership, each shareholder of an investing corporation, each equity owner of an entity and each beneficiary of an investing trust, may be required to complete a duplicate copy of PARTS I, II and III in their entirety, if deemed necessary by the Company. FOR EXAMPLE, IN THE EVENT THAT THE INVESTING ENTITY WAS FORMED FOR THE SPECIFIC PURPOSE OF MAKING THIS INVESTMENT, EACH EQUITY OWNER OF SUCH ENTITY IS REQUIRED TO COMPLETE A SEPARATE CONFIDENTIAL INVESTOR QUESTIONNAIRE TO ENSURE COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

                                     PART I

1.       General Information

         Name of Investor: _____________________________________________________

If ownership of the Securities will be held in the name of two or more entities or persons, complete the following information for each of the other co-owners.

Name: __________________________________________________________________________

Street Address: ________________________________________________________________

________________________________________________________________________________

Mailing Address (complete only if different from street address above):

________________________________________________________________________________

________________________________________________________________________________

2.       Business Information

         Type of Business of Investor: _________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         Period In Business: ___________________________________________________

3.       Investment Objectives (Subscriber, Not Custodian):

Order of INVESTMENT OBJECTIVES of Subscriber [or                 Secondary Residence Opportunity:     ______
of minor(s), not custodian]: Number preferences
from 1 (most preferred) to 3 (least preferred).                  Long Term Capital Appreciation:      ______
Reminder: This investment is most appropriate
for persons seeking primarily a long-term                                       Current income:       ______
secondary residence opportunity and secondarily
possible long-term capital appreciation                                              Liquidity:       ______
associated with such
residence.                                                                                Other:      ______

4.       Financial Information

         a. Does the Investor have adequate means of providing for its current needs and contingencies and no need for liquidity in its investments?

                  Yes ______                         No ______

         b. Is the Investor able to bear the economic risk of an investment in the Company of the size contemplated, including a complete loss of its investment?

                  Yes _____                          No _____

                                     PART II

5.       General Information

         a. Type of entity making investment (bank, insurance company, corporation, partnership, LLC, trust, etc.):

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         b.       Date of Formation: ___________________________________________


         c. Purpose of formation (please note particularly whether the purpose is to make this investment):

                  ______________________________________________________________

                  ______________________________________________________________

         d. If the entity is a partnership or taxed as a partnership (including most LLCs), please list the name of the partners:

                  ______________________________________________________________

6.       Investment Authority

         In order to establish that the Investor is authorized to invest in the Securities, the following must be furnished:

         a. Partnerships and LLCs must attach to this Confidential Investment Questionnaire a copy of the partnership agreement or operating agreement (together with articles of formation), which may show that the person signing the subscription documents is a general partner of the partnership or manager (or managing member) of the LLC who has the authority to make the investment decision and to execute the agreement.

         b. Corporations must attach to this Confidential Investor Questionnaire a certified copy of a resolution of the board of directors showing that the corporation is authorized to make this investment and that the person who is signing this Confidential Investor Questionnaire and the other subscription documents is authorized to do so.

         c. Trusts must attach to this Confidential Investor Questionnaire a copy of the trust agreement.

                  In addition, you may be required to provide additional information with respect to investment authority including, without limitation, an opinion of counsel.

7.       Investment Decision

         If the entity is a partnership, did each partner elect whether to participate in the partnership's investment in the Securities?

         Yes ______                 No _____

         If the answer is yes, please state the number of partners who elected to participate in this investment: _________________.

         If the entity is a trust, may the trust be amended or revoked at any time by the grantor(s)?

         Yes _____                  No _____

8.       Ability to Make Investment Decisions

         a. Do you have such knowledge and experience in financial matters that you are capable of evaluating the merits and risks of the prospective investment in the Company?

                  Yes _____                 No _____

         b. If the answer to (a) is No, do you intend to use a purchaser representative together with whom you would be capable of evaluating the merits and risks of the prospective investment in the Company?

                  Yes _____                 No _____

9.       Representations and Warranties

         The undersigned represents and warrants as follows:

         a. The entity has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

         b.       (i)      The entity's officers, partners, managers (or
                           managing members) or trustees of the undersigned who, on behalf of the undersigned, have considered the purchase of the Securities and the advisors, if any, of the corporation, partnership, LLC or trust or other entity in connection with such consideration in this Confidential Investor Questionnaire, and such officers and advisors, if any, were duly authorized to act for the corporation, partnership, LLC or trust or other entity in reviewing such investment; and

                  (ii) In evaluating the merits and risks of the purchase of the Securities, the corporation, partnership, LLC, trust or other entity intends to rely upon the advice of, or will consult with, the following persons:

         c. The officers of the corporation, the partners of the partnership, the manager (or managing member) of the LLC or the trustees of the trust or other authorized representative of the entity who, on its behalf, have considered the purchase of the Securities and the advisors, if any, of the corporation, partnership, LLC or trust or other entity who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s), manager(s)/managing member(s), trustee(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of purchase of the Securities and of making an informed investment decision.

10.      Accredited or Unaccredited Investor

         The investor is:

                  ____ A bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the "Securities Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in an individual or fiduciary capacity;

                  ____ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

                  ____ An insurance company as defined in Section 2(13) of the Securities Act;

                  ____ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                  ____ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                  ____ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

                  ____ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  ____     A private business development company as defined in
                           Section 202(a)(22) of the Investment Advisers Act of 1940;

                  ____ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  ____ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial business matters that such person is capable of evaluating the risks and merits of an investment in the Securities;

                  ____ An entity in which all of the equity owners are accredited investors; or

                  ____     None of the above.

                                    PART III

11.      Prior Investments

         Has the Investor previously purchased securities in a private placement or securities which were otherwise subject to substantial limitations on transferability?

         Yes_____                           No ______

Other Investments:                                                                     Current Market Value
------------------                                                                     --------------------
a. Real estate, other than principal residence (directly or

   through partnerships or other entities managed by others)                            ___________________

b. Tax shelter programs (real estate, leasing, oil & gas, cattle)                       ___________________

c. Marketable securities (stocks, bonds, debentures, notes, cash)                       ___________________

d. Speculative or venture capital investments                                           ___________________

e. Other private investment funds (hedge funds, commodity pools)                        __________________

12.      Purchaser Representative

         Does the Investor intend to use the services of a Purchaser Representative in connection with evaluating the merits and risks of an investment in the Company?

         Yes _____                          No ______

         If "Yes", please state the name of the Purchaser Representative:

         ____________________________________________________

13.      Taxable Year (check one): [ ] Calendar Year

                                   [ ] Fiscal Year Ending ____________________

14.      Agreements

         The undersigned hereby represents warrants and agrees to the following:

         a. The information contained in this Confidential Investor Questionnaire is true, complete and accurate and may be relied upon by the Underwriter in determining the undersigned's suitability as a purchaser of the Securities of the Company and in establishing compliance with federal and state securities laws;

         b. The undersigned understands that any information contained in this Confidential Investor Questionnaire that is untrue, incomplete or inaccurate may result in the undersigned or the Company, or both, being in violation of federal or state securities laws, and that by subscribing to purchase the Securities of the Company and executing this Confidential Investor Questionnaire and the Subscription Agreement contained in this Subscription Packet, the undersigned is agreeing to indemnify the Company and Underwriter from damages arising from those statements or from other matters;

         c. The undersigned understands that a false statement or representation may constitute a violation of law, and that any person who suffers damage as a result of a false statement or representation may have a claim against the undersigned for damages;

         d. The undersigned will notify the Underwriter immediately of any material change in any of such information occurring prior to the acceptance of the undersigned's subscription;

         e. The undersigned understands that the Underwriter may request further information in order to determine the suitability of the undersigned's subscription and in establishing compliance with federal and state securities laws. The undersigned will furnish this additional information promptly if the undersigned desires to have the undersigned's subscription considered further; and

         f. The undersigned know of no pending or threatened litigation the outcome of which could adversely affect the answer to any questions hereunder.

                  IN WITNESS WHEREOF, the undersigned has completed the foregoing statements and executed this Confidential Investor Questionnaire this ____ day of ____________, 200_.

________________________________
Printed Name of Investor Entity

BY: ________________________________      ________________________________
    Signature of Investor's Authorized    Print Name and Title of Investor's
    Representative                        Authorized Representative

                                SARDY HOUSE, LLC
                     Purchaser Representative Questionnaire

                 To be completed on behalf of all Investors who
                    are utilizing a Purchaser Representative

Please Print or Type:

Name of Investor: ______________________________________________________________

The following information pertains to the Purchaser Representative advising the
Investor:

Name: __________________________________________________________________________

Business Address: ______________________________________________________________

________________________________________________________________________________

Age:  ____________                   Business Telephone: ____________

1. State your present occupation or position, indicating period of such practice or employment and field or professional specialization, if any:

2. State your educational background, including any business or professional education, including degrees received, if any:

3. Describe your prior experience in advising clients with respect to investments of this type:

4. List any professional licenses or registrations (including bar admissions, accountant certifications, real estate brokerage licenses, SEC or state broker-dealer registrations) held by you:

5. Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment:

6.       State your relationship (family, business, professional, etc.) with the
         Investor:

7. State whether you or any of your affiliates have any material relationship with Sardy House, LLC (the "Company") or any affiliates of the Company, whether any such material relationship is understood to be contemplated or has been in effect during the last two years. If so, describe the nature of the relationship and indicate the amount of compensation received or to be received as a result of the relationship:

8. State whether, in advising the Investor in connection with the investment in the Company, you will be relying in part on the Investor's own experience in certain areas. If so, describe the areas where you will be relying on the Investor's expertise:

9. State whether, in advising the Investor in connection with the investment in the Company, you will be relying in part upon the expertise of an additional representative. If so, give the name and address of that additional representative and describe the area for which you will be relying on his expertise:

         I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to it as follows:

         a. I am acting as a representative for the above-named Investor in connection with an investment in the Company;

         b. the answers to the above questions are complete and correct and may be relied upon in determining whether the offering in connection with which I have executed this Purchaser Representative Questionnaire is exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D thereunder or otherwise;

         c. I will notify the Underwriter immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Investor of an interest in the Company; and

         d. I personally (or, if I have responded in the affirmative in response to questions 8 and 9 above, together with the Investor or the additional representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company.

I have executed this Purchaser Representative Questionnaire this ____ day of ______________, 200_.

                                          _____________________________________
                                          Signature of Purchaser Representative

                                          ______________________________________
                                          Print Name of Purchaser Representative

                                                                    Exhibit 10.1

                                    EXHIBIT B

                        COMPUTERSHARE TRUST COMPANY, INC.
                                SARDY HOUSE, LLC
                            ESCROW AGENT FEE SCHEDULE

Account Acceptance and Annual Administrative Fee                       $5,000

         The above fee includes the following services:

         - Receipt of the Subscription Agreements

         - Processing the Subscription Funds

         - Verification of the Collection of Subscription Funds

Subscription Agreements Received and Reviewed                          $10 each.

Deposit for Return of Funds to Subscribers                             $150

Return of Funds to Subscribers                                         $20 each

         The above fee is required in the event the following services are required:

         - Check issuance

         - Calculation of Interest earned and paid to Subscribers

         - 1099's issued to Subscribers

         - Bank Reconciliation

         - Stationary and Supply Expense

         - Out-of-Pocket Expense

Tax Reporting - Transmittal of Information to IRS                 $250
1099 Issuance                                                     $1.75 per form

Out-of-Pocket Expenses                                            At cost

         - Included but not limited to: attorney fees, printing, stationary, express mail charges, wire transfer fees and postage.

THE ACCEPTANCE, ANNUAL AND DEPOSIT FEES ARE PAYABLE AT THE CLOSING OF THE ESCROW. Special or extraordinary events, such as amendments to the documents or disputes are not included in the above fees, and we reserve the right to charge an additional amount based on the time incurred in handling such events should they occur. Late charges are 1 1/2% per month on outstanding balances owing 45 days from date of invoice.

                                       B-1